Filed under Rules 497(e)

Registration No. 002-83631

VALIC Company I

(the “Company” and each series thereof, a “Fund”)

Supplement dated October 18, 2022, to the Funds’ Statement of Additional Information (“SAI”), dated October 1, 2022, as supplemented and amended to date

At a Joint Special Meeting of Shareholders held on October 14, 2022, shareholders of the Funds elected ten directors to the Company’s Board of Directors, including three new directors, and approved other matters presented to them in the Notice of Joint Special Meeting of Shareholders, dated August 17, 2022, and the associated Joint Proxy Statement.

In addition, at a meeting held on August 2-3, 2022, the Board of Directors approved the removal of the Funds’ non-fundamental investment restrictions, as described below. The removal of these restrictions is not intended to affect the manner in which any of the Funds are managed.

Effective immediately, the following changes are made to the SAI:

New Investment Advisory Agreements

In the section of the SAI entitled “Investment Adviser,” the second paragraph is deleted in its entirety and replaced with the following:

VALIC is a stock life insurance company organized on August 20, 1968, under the Texas Insurance Code as a successor to The Variable Annuity Life Insurance Company of America, a District of Columbia insurance company organized in 1955. VALIC’s sole business consists of offering fixed and variable (and combinations thereof) retirement annuity contracts, IRAs and Plans. VALIC is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”), which is a majority-owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance related activities and financial services in the United States and abroad.

AIG, the parent of Corebridge, has announced its intention to sell all of its interest in Corebridge over time (such divestment, the “Separation Plan”). On September 19, 2022, AIG sold a portion of its interest in Corebridge in an initial public offering of Corebridge common stock, following which AIG’s interest in Corebridge is approximately 78%. While AIG and Corebridge believe that Corebridge’s initial public offering did not result in a transfer of a controlling block of outstanding voting securities of VALIC, SunAmerica Asset Management, LLC (“SunAmerica”) or Corebridge (“a Change of Control Event”), it is anticipated that one or more of the transactions contemplated by the Separation Plan will ultimately be deemed a Change of Control Event resulting in the assignment and automatic termination of the current Advisory Agreement. To ensure that VALIC may continue to provide advisory services to the Funds without interruption, at meetings held on August 2-3, 2022, the Board approved a new investment advisory agreement with VALIC, in connection with the Separation Plan. The Board also agreed to call and hold a joint meeting of shareholders on October 14, 2022, for shareholders of each Fund to (1) approve the new investment advisory agreement with VALIC that would be effective after the first Change of Control Event, and (2) approve any future investment advisory agreements approved by the Board and that have terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Separation Plan that terminate the investment advisory agreement after the first Change of Control Event. Approval of a future investment advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with VALIC even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of VALIC. At the October 14, 2022 meeting, shareholders of the Funds approved the new and future investment advisory agreements.

“Manager-of-Managers” Arrangement and New Investment Sub-Advisory Agreements with SunAmerica

The second table in the section of the SAI entitled “Investment Adviser” is deleted in its entirety and replaced with the following:

The below table sets forth the total advisory fees received by VALIC from each Fund pursuant to the Advisory Agreement for the last three fiscal years. The percentages and amounts shown in the table do not reflect any fee waivers and/or expense reimbursements.

Fund	2022		2021		2020
	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
Aggressive Growth Lifestyle Fund	0.10%	$722,082	0.10%	$499,782	N/A	N/A
Asset Allocation Fund	0.50%	773,743	0.50%	716,329	0.50%	$715,342
Blue Chip Growth Fund	0.72%	6,939,191	0.72%	6,878,182	0.72%	5,908,671
Capital Appreciation Fund	0.55%	821,511	0.55%	529,723	N/A	N/A
Conservative Growth Lifestyle Fund	0.10%	362,643	0.10%	265,282	N/A	N/A
Core Bond Fund	0.41%	11,614,851	0.42%	5,223,995	N/A	N/A
Dividend Value Fund	0.68%	9,488,965	0.70%	7,113,813	0.70%	7,138,661
Dynamic Allocation Fund	0.25%	472,913	0.25%	488,229	0.25%	497,768
Emerging Economies Fund	0.76%	6,100,689	0.75%	6,971,722	0.76%	5,957,592
Global Real Estate Fund	0.72%	3,960,717	0.73%	2,680,638	0.73%	3,384,011
Global Strategy Fund	0.50%	1,347,741	0.50%	1,458,032	0.50%	1,551,965
Government Securities Fund	0.50%	819,987	0.50%	725,199	0.50%	728,608
Growth Fund	0.68%	9,223,629	0.68%	10,360,070	0.69%	8,754,809
High Yield Bond Fund	0.60%	3,625,840	0.61%	2,504,254	N/A	N/A
Inflation Protected Fund	0.44%	3,808,635	0.44%	3,844,052	0.45%	3,133,461
International Equities Index Fund	0.27%	4,854,150	0.28%	4,344,365	0.29%	3,440,060
International Government Bond Fund	0.50%	854,648	0.50%	974,861	0.50%	901,509
International Growth Fund	0.91%	5,250,533	0.92%	5,178,575	0.93%	4,365,674
International Opportunities Fund	0.82%	4,993,521	0.81%	4,245,484	N/A	N/A
International Socially Responsible Fund	0.50%	1,816,155	0.50%	1,792,356	0.50%	1,813,830
International Value Fund	0.69%	4,605,327	0.68%	4,753,093	0.69%	4,591,265
Large Capital Growth Fund	0.64%	4,571,464	0.64%	3,828,389	0.64%	3,319,381
Mid Cap Index Fund	0.26%	9,266,483	0.26%	8,449,422	0.26%	8,024,077
Mid Cap Strategic Growth Fund	0.64%	5,627,514	0.67%	2,920,249	0.69%	2,168,971
Mid Cap Value Fund	0.69%	6,342,152	0.70%	4,402,146	N/A	N/A
Moderate Growth Lifestyle Fund	0.10%	1,150,200	0.10%	814,404	N/A	N/A

Fund	2022		2021		2020
	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
Nasdaq-100® Index Fund	0.38%	3,356,597	0.38%	2,909,571	0.39%	2,120,816
Science & Technology Fund	0.86%	25,028,320	0.86%	18,321,257	0.87%	12,834,682
Small Cap Growth Fund	0.81%	5,730,029	0.82%	1,706,013	N/A	N/A
Small Cap Index Fund	0.29%	3,674,444	0.29%	3,479,967	0.30%	3,054,187
Small Cap Special Values Fund	0.75%	1,927,195	0.75%	1,681,887	0.75%	1,603,346
Small Cap Value Fund	0.66%	3,172,425	0.66%	1,965,957	N/A	N/A
Stock Index Fund	0.22%	13,774,195	0.23%	12,647,749	0.24%	11,724,043
Systematic Core Fund	0.74%	5,075,839	0.75%	1,550,836	0.75%	926,077
Systematic Value Fund	0.67%	3,498,500	0.68%	711,998	0.70%	348,435
U.S. Socially Responsible Fund	0.25%	2,013,874	0.25%	1,454,085	N/A	N/A

The below table sets forth the advisory fees retained by VALIC with respect to the Funds after paying all subadvisory fees to the Subadvisers of the Funds for the past three fiscal years. The percentages and amounts shown in the table do not reflect any fee waivers and/or expense reimbursements.

Fund	2022		2021		2020
	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
Aggressive Growth Lifestyle Fund	0.00%	$--	0.00%*	$--	N/A	N/A
Asset Allocation Fund	0.30%	464,246	0.27%	387,419	0.25%	$357,671
Blue Chip Growth Fund	0.38%	3,642,141	0.35%	3,345,341	0.35%	2,860,585
Capital Appreciation Fund	0.33%	492,907	0.33%*	317,834	N/A	N/A
Conservative Growth Lifestyle Fund	0.00%	--	0.00%*	--	N/A	N/A
Core Bond Fund	0.25%	7,040,532	0.25%*	3,101,384	N/A	N/A
Dividend Value Fund	0.40%	5,628,075	0.42%	4,227,217	0.41%	4,135,146
Dynamic Allocation Fund	0.16%	302,134	0.16%	310,712	0.16%	318,199
Emerging Economies Fund	0.33%	2,648,794	0.33%	3,024,430	0.33%	2,587,470
Global Real Estate Fund	0.23%	1,232,149	0.23%	842,525	0.23%	1,049,604
Global Strategy Fund	0.24%	642,041	0.22%	641,534	0.14%	425,935
Government Securities Fund	0.28%	461,569	0.27%	397,620	0.27%	400,108
Growth Fund	0.49%	6,617,975	0.48%	7,379,367	0.46%	5,859,310
High Yield Bond Fund	0.27%	1,650,382	0.28%*	1,139,997	N/A	N/A
Inflation Protected Fund	0.33%	2,861,067	0.30%	2,651,270	0.25%	1,724,038
International Equities Index Fund	0.17%	3,158,844	0.18%	2,840,228	0.19%	2,275,265
International Government Bond Fund	0.25%	427,324	0.25%	488,592	0.25%	451,221
International Growth Fund	0.55%	3,180,290	0.56%	3,140,167	0.57%	2,656,326

Fund	2022		2021		2020
	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
International Opportunities Fund	0.32%	1,929,781	0.31%*	1,650,200	N/A	N/A
International Socially Responsible Fund	0.25%	908,078	0.25%	896,178	0.25%	906,915
International Value Fund	0.36%	2,375,182	0.35%	2,457,274	0.36%	2,367,950
Large Capital Growth Fund	0.28%	2,008,507	0.28%	1,672,239	0.28%	1,441,595
Mid Cap Index Fund	0.24%	8,524,835	0.24%	7,785,707	0.24%	7,400,650
Mid Cap Strategic Growth Fund	0.24%	2,167,595	0.26%	1,147,108	0.28%	870,934
Mid Cap Value Fund	0.29%	2,645,452	0.29%*	1,836,140	N/A	N/A
Moderate Growth Lifestyle Fund	0.00%	--	0.00%*	--	N/A	N/A
Nasdaq-100® Index Fund	0.25%	2,226,803	0.25%	1,916,369	0.25%	1,368,966
Science & Technology Fund	0.34%	9,763,272	0.31%	6,583,868	0.31%	4,512,508
Small Cap Growth Fund	0.39%	2,767,527	0.38%*	778,086	N/A	N/A
Small Cap Index Fund	0.27%	3,405,488	0.27%	3,226,570	0.28%	2,834,852
Small Cap Special Values Fund	0.21%	542,398	0.21%	460,629	0.20%	434,449
Small Cap Value Fund	0.25%	1,200,933	0.25%*	741,754	N/A	N/A
Stock Index Fund	0.21%	12,965,810	0.22%	11,916,366	0.23%	11,044,623
Systematic Core Fund	0.67%	4,580,224	0.65%	1,333,459	0.51%	630,203
Systematic Value Fund	0.57%	2,957,684	0.57%	596,869	0.45%	224,160
U.S. Socially Responsible Fund	0.13%	1,006,937	0.12%*	727,043	N/A	N/A

*	Annualized.

The section of the SAI entitled “Investment Subadvisers” is deleted in its entirety and replaced with the following:

INVESTMENT SUBADVISERS

Subject to the control, supervision and direction of VALIC, subadvisory services are provided as follows:

Fund Name	Subadviser Name
Aggressive Growth Lifestyle Fund	J.P. Morgan Investment Management Inc. (“JPMIM”)[1]

Asset Allocation Fund	JPMIM[2]

Blue Chip Growth Fund	T. Rowe Price

Capital Appreciation Fund	Columbia Management Investment Advisers, LLC (“Columbia”)[3]

Conservative Growth Lifestyle Fund	JPMIM[1]

Core Bond Fund	PineBridge Investments LLC (“PineBridge”)

Dividend Value Fund	BlackRock Investment Management, LLC (“BlackRock”) and ClearBridge Investments, LLC (“ClearBridge”)[4]

Dynamic Allocation Fund	AllianceBernstein and SunAmerica Asset Management, LLC (“SunAmerica”)

Emerging Economies Fund	JPMIM

Global Real Estate Fund	Goldman Sachs Asset Management, L.P. (“GSAM”) and Invesco Advisers, Inc. (“Invesco”)

Global Strategy Fund	Franklin Advisers, Inc. (“Franklin Advisers”)and Brandywine Global Investment Management LLC (“Brandywine”)[5]

Government Securities Fund	JPMIM

Growth Fund	BlackRock and SunAmerica[6]

High Yield Bond Fund	Wellington Management Company LLP (“Wellington Management”)

Inflation Protected Fund	Wellington Management[7]

International Equities Index Fund	SunAmerica

International Government Bond Fund	PineBridge

International Growth Fund	Morgan Stanley Investment Management Inc. (“MSIM”)

International Opportunities Fund	Massachusetts Financial Services Company (“MFS”) and Delaware Investments Fund Advisers (“DIFA”)

International Socially Responsible Fund	SunAmerica

International Value Fund	Allspring Global Investments, LLC (“Allspring”), formerly, Wells Capital Management Incorporated[8]

Large Capital Growth Fund	MFS

Mid Cap Index Fund	SunAmerica

Fund Name	Subadviser Name

Mid Cap Strategic Growth Fund	Janus Henderson Investors US LLC (“Janus”) and Voya Investment Management Co. LLC (“Voya IM”)[9]

Mid Cap Value Fund	Boston Partners Global Investors, Inc. d/b/a Boston Partners (“Boston Partners”) and Wellington Management

Moderate Growth Lifestyle Fund	JPMIM[1]

Nasdaq-100® Index Fund	SunAmerica

Science & Technology Fund	Voya IM9, T. Rowe Price and Wellington Management

Small Cap Growth Fund	JPMIM and T. Rowe Price[10]

Small Cap Index Fund	SunAmerica

Small Cap Special Values Fund	Allspring

Small Cap Value Fund	JPMIM

Stock Index Fund	SunAmerica

Systematic Core Fund	GSAM[11]

Systematic Value Fund	Wellington Management[12]

U.S. Socially Responsible Fund	SunAmerica

1	Effective September 28, 2022, JPMIM assumed subadvisory responsibility for the Fund. Prior to September 28, 2022, the Fund was subadvised by PineBridge.
2	Effective January 11, 2021, JPMIM assumed subadvisory responsibility for the Fund. Prior to January 11, 2021, the Fund was subadvised by PineBridge.
3	Effective December 16, 2021, Columbia replaced BMO Asset Management Corp. as subadviser for the Fund.
4	Effective July 7, 2021, ClearBridge assumed subadvisory responsibility for a portion of the Fund. Prior to July 7, 2021, this portion of the Fund was subadvised by SunAmerica.
5

Effective December 7, 2021, Brandywine assumed management of the fixed-income portion of the Fund. From January 29, 2020 through December 6, 2021, Franklin Advisers subadvised the entirety of the Fund. Prior to January 29, 2020, Templeton Investment Counsel, LLC (“Templeton Investment”) served as subadviser to the equity portion of the Fund and Franklin Advisers served as subadviser to the fixed income portion of the Fund.

6

Effective October 1, 2019, BlackRock and SunAmerica assumed management of the Fund. Prior to October 1, 2019, American Century Investment Management, Inc. (“American Century”) served as subadviser to the Fund.

7	Effective September 28, 2020, Wellington Management assumed management of the Fund. Prior to September 28, 2020, PineBridge served as subadviser to the Fund.
8	Effective in the fourth quarter of 2021, Wells Capital Management Incorporated changed its name to Allspring Global Investments, LLC.
9	Voya IM assumed subadvisory responsibility for the Fund on July 25, 2022. Prior to this date, Allianz Global Investors U.S. LLC served as subadviser to the Fund.
10	Effective May 24, 2021, T. Rowe Price became subadviser for a portion of the Fund.
11	Effective April 27, 2020, GSAM assumed subadvisory responsibility for the Fund. From September 16, 2013 to April 26, 2020, the Fund was subadvised by JPMIM.
12	Effective October 1, 2019, Wellington Management assumed management of the Fund. Prior to October 1, 2019, Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”) served as subadviser to the Fund

AllianceBernstein is an indirect majority-owned subsidiary of Equitable Holdings, Inc. Allspring, formerly “Wells Capital Management Incorporated,” is a Delaware limited liability company owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. BlackRock is a subsidiary of BlackRock, Inc., a global investment manager. Boston Partners is an indirect wholly-owned subsidiary of ORIX Corporation of Japan. Brandywine and ClearBridge are each an indirect wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. Columbia is a wholly-owned subsidiary of Ameriprise Financial, Inc. DIFA is a series of Macquarie Investment Management Business Trust, which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a wholly-owned subsidiary of Macquarie Group Ltd. Franklin Advisers is an indirect wholly-owned subsidiary of Franklin Templeton Investments. GSAM is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd. Janus is an indirect subsidiary of Janus Henderson Group plc. JPMIM is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MSIM is a subsidiary of Morgan Stanley. PineBridge is a Delaware limited liability company and is a wholly-owned subsidiary of PineBridge Investments Holdings US LLC which is a wholly-owned subsidiary of PineBridge Investments, L.P., a company owned by Pacific Century Group, an Asia based private investment group. Pacific Century Group is majority owned by Mr. Richard Li Tzar Kai. SunAmerica is an indirect wholly-owned subsidiary of Corebridge. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc. Wellington Management is a Delaware limited liability partnership.

Pursuant to the subadvisory agreements VALIC has with each Subadviser and subject to VALIC’s oversight, the Subadviser will manage the investment and reinvestment of the assets of the applicable Fund, including the evaluation of pertinent economic, statistical, financial and other data, and the determination of industries and companies to be represented in the Fund. Further, each Subadviser will maintain a trading desk and place orders for the purchase and sale of portfolio investments for the applicable Fund, establish accounts with brokers and dealers selected by the Subadviser, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers selected by the Subadviser and VALIC.

As noted above, AIG has entered into a Separation Plan. It is anticipated that one or more of the transactions contemplated by the Separation Plan will ultimately be deemed a Change of Control Event resulting in the assignment and automatic termination of the current subadvisory agreements with SunAmerica. To ensure that SunAmerica may continue to provide subadvisory services to the Funds without interruption, at meetings held on August 2-3, 2022, the Board approved a new investment sub-advisory agreement with SunAmerica, in connection with the Separation Plan. The Board also agreed to call and hold a joint meeting of shareholders on October 14, 2022, for shareholders of each applicable Fund to (1) approve the new investment sub-advisory agreement with SunAmerica that would be effective after the first Change of Control Event, and (2) approve any future investment sub-advisory agreements approved by the Board and that have terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Separation Plan that terminate the investment sub-advisory agreement after the first Change of Control Event. Approval of a future investment sub-advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with SunAmerica even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of SunAmerica. At the October 14, 2022 meeting, shareholders of the applicable Funds approved the new and future investment sub-advisory agreements.

VALIC may terminate any subadvisory agreement with a Subadviser without shareholder approval. Moreover, VC I relies upon an exemptive order from the SEC that permits VALIC, subject to certain conditions, to enter into subadvisory agreements relating to the Funds with unaffiliated subadvisers approved by the Board without obtaining shareholder approval. The exemptive order permits VALIC, subject to the approval of the Board but without shareholder approval, to employ unaffiliated subadvisers for new or existing funds, change the terms of subadvisory agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any changes that are made pursuant to the exemptive order within 60 days of hiring a new subadviser or making a material change to an existing subadvisory agreement. The order also permits the Funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. In addition, pursuant to no-action relief, the SEC Staff has extended multi-manager relief to any affiliated subadviser, provided certain conditions are met. The Funds’ shareholders have approved the Funds’ reliance on the no-action relief. VALIC will determine if and when a Fund should rely on the no-action relief.

VALIC pays each Subadviser a monthly fee with respect to each Fund for which such Subadviser performs services, computed on average daily net assets. VALIC relies on an exemptive order that, among other things, permits VC I to disclose to shareholders the Subadvisers’ fees only in the aggregate for each Fund. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by VALIC to the Subadviser for each Fund may vary according to the level of assets of each Fund.

The following table sets forth the aggregate subadvisory fees paid to the Subadvisers of the Funds by VALIC for the past three fiscal years:

Fund	2022		2021		2020
	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
Aggressive Growth Lifestyle Fund	0.10%	$722,082	0.10%	$499,782	N/A	N/A
Asset Allocation Fund	0.20%	$309,497	0.23%	$328,910	0.25%	$357,671
Blue Chip Growth Fund	0.34%	$3,297,050	0.37%	$3,532,841	0.37%	$3,048,086
Capital Appreciation Fund	0.22%	$328,604	0.22%	$211,889	N/A	N/A
Conservative Growth Lifestyle Fund	0.10%	$362,643	0.10%	$265,282	N/A	N/A
Core Bond Fund	0.16%	$4,574,319	0.17%	$2,122,611	N/A	N/A
Dividend Value Fund[1]	0.28%	$3,860,890	0.28%	$2,886,596	0.29%	$3,003,515
Dynamic Allocation Fund[2]	0.09%	$170,779	0.09%	$177,517	0.09%	$179,569
Emerging Economies Fund	0.43%	$3,451,895	0.42%	$3,947,292	0.43%	$3,370,122
Global Real Estate Fund	0.49%	$2,728,568	0.50%	$1,838,113	0.50%	$2,334,407
Global Strategy Fund	0.26%	$705,700	0.28%	$816,498	0.36%	$1,126,030
Government Securities Fund	0.22%	$358,418	0.23%	$327,579	0.23%	$328,500
Growth Fund[3]	0.19%	$2,605,654	0.20%	$2,980,703	0.23%	$2,895,499
High Yield Bond Fund	0.33%	$1,975,458	0.33%	$1,364,257	N/A	N/A
Inflation Protection Fund	0.11%	$947,568	0.14%	$1,192,782	0.20%	$1,409,423
International Equities Index Fund[4]	0.10%	$1,695,306	0.10%	$1,504,137	0.10%	$1,164,795
International Government Bond Fund	0.25%	$427,324	0.25%	$486,269	0.25%	$450,288
International Growth Fund	0.36%	$2,070,243	0.36%	$2,038,408	0.36%	$1,709,348
International Opportunities Fund	0.50%	$3,063,740	0.50%	$2,595,285	N/A	N/A
International Socially Responsible Fund[4]	0.25%	$908,077	0.25%	$896,178	0.25%	$906,915
International Value Fund	0.33%	$2,230,145	0.33%	$2,295,819	0.33%	$2,223,315
Large Capital Growth Fund	0.36%	$2,562,957	0.36%	$2,156,150	0.36%	$1,877,786
Mid Cap Index Fund[4]	0.02%	$741,648	0.02%	$663,715	0.02%	$623,427
Mid Cap Strategic Growth Fund	0.40%	$3,459,919	0.41%	$1,773,141	0.41%	$1,298,037

Fund	2022		2021		2020
	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
Mid Cap Value Fund	0.40%	$3,696,700	0.41%	$2,566,006	N/A	N/A
Moderate Growth Lifestyle Fund	0.10%	$1,150,200	0.10%	$814,404	N/A	N/A
Nasdaq-100® Index Fund[4]	0.13%	$1,129,794	0.13%	$993,202	0.14%	$751,850
Science & Technology Fund	0.52%	$15,265,048	0.55%	$11,737,389	0.56%	$8,322,174
Small Cap Growth Fund	0.42%	$2,962,502	0.44%	$927,926	N/A	N/A
Small Cap Index Fund[4]	0.02%	$268,956	0.02%	$253,397	0.02%	$219,335
Small Cap Special Values Fund	0.54%	$1,384,797	0.54%	$1,221,258	0.55%	$1,168,897
Small Cap Value Fund	0.41%	$1,971,492	0.41%	$1,224,203	N/A	N/A
Stock Index Fund[4]	0.01%	$808,385	0.01%	$731,383	0.01%	$679,420
Systematic Core Fund	0.07%	$495,615	0.10%	$217,377	0.24%	$295,874
Systematic Value Fund	0.10%	$540,816	0.11%	$115,129	0.25%	$124,275
U.S. Socially Responsible Fund	0.12%	$1,006,937	0.13%	$727,042	N/A	N/A
1

For the fiscal years ended May 31, 2022, 2021 and 2020, VALIC paid SunAmerica $137,945, $1,025,331 and $1,135,313, respectively, in subadvisory fees or 0.01%, 0.10% and 0.11% of net assets, respectively, with respect to the Dividend Value Fund.

2

For the fiscal years ended May 31, 2022, 2021 and 2020, VALIC paid SunAmerica $109,377, $113,557 and $111,814, respectively, in subadvisory fees or 0.06%, 0.06% and 0.06% of net assets, respectively, with respect to the Dynamic Allocation Fund.

3

For the fiscal years ended May 31, 2022, 2021 and 2020, VALIC paid SunAmerica $42,108, $47,734 and $29,824, respectively, in subadvisory fees or 0.00%, 0.00% and 0.00% of net assets, respectively, with respect to the Growth Fund.

4	As the sole subadviser to the Fund, SunAmerica received all of the subadvisory fees with respect to the Fund.

VC II was party to investment sub-advisory agreements (the “Predecessor Subadvisory Agreements”) with each Subadviser (other than T. Rowe Price) with respect to the Predecessor Funds. Under the Predecessor Subadvisory Agreements, each Subadviser was entitled to the same investment sub-advisory fees from VALIC with respect to the Predecessor Funds as those under the current investment subadvisory agreements between each Subadviser and VALIC with respect to the Funds.

For the fiscal year ended August 31, 2020, VALIC paid fees to the Subadvisers of the Predecessor Funds equal to the following aggregate annual rates, expressed as a percentage of the assets of such Predecessor Fund.

Predecessor Fund	Aggregate Subadvisory Fee Rate
Aggressive Growth Lifestyle Fund	0.10%
Capital Appreciation Fund	0.22%
Conservative Growth Lifestyle Fund	0.10%
Core Bond Fund	0.17%
High Yield Bond Fund	0.33%
International Opportunities Fund	0.50%
Mid Cap Value Fund	0.41%
Moderate Growth Lifestyle Fund	0.10%
Small Cap Growth Fund	0.44%
Small Cap Value Fund	0.41%
U.S. Socially Responsible Fund	0.13%

VALIC paid the following fees to the Subadvisers for services rendered for each Predecessor Fund for the fiscal years ended August 31, 2020 and 2019.

Predecessor Fund	Subadviser	2020	2019

Aggressive Growth Lifestyle Fund	PineBridge	$576,306	$576,725

Capital Appreciation Fund	BMO AM	232,590	226,113

Conservative Growth Lifestyle Fund	PineBridge	327,839	323,046

Core Bond Fund	PineBridge	2,713,422	2,638,466

High Yield Bond Fund	Wellington Management	1,810,581	1,998,922

International Opportunities Fund	MFS	1,477,862	1,526,265

	DIFA	1,468,753	1,495,983

Mid Cap Value Fund	Wellington Management	1,527,796	1,627,994

	Boston Partners	1,574,373	1,641,636

Moderate Growth Lifestyle Fund	PineBridge	962,340	926,617

Small Cap Growth Fund	JPMIM	912,053	1,018,167

Small Cap Value Fund	JPMIM	1,255,018	1,616,434

U.S. Socially Responsible Fund	SunAmerica	887,315	890,664

For the fiscal years ended August 31, 2020 and 2019, VALIC retained the following amounts after the payment of subadvisory fees for each Predecessor Fund:

	Fees Retained by VALIC
Predecessor Fund Name	2020	2019
Aggressive Growth Lifestyle Fund	$—	$—
Capital Appreciation Fund	348,885	339,171
Conservative Growth Lifestyle Fund	—	—
Core Bond Fund	3,939,036	3,814,109
High Yield Bond Fund	1,509,100	1,669,936
International Opportunities Fund	1,831,303	1,881,524
Mid Cap Value Fund	1,964,695	2,076,088
Moderate Growth Lifestyle Fund	—	—
Small Cap Growth Fund	632,670	580,900
Small Cap Value Fund	753,136	979,022
U.S. Socially Responsible Fund	887,315	890,664

Election of Directors

The first table in the section of the SAI entitled “Management of VC I” is supplemented by adding the following rows under “Independent Directors”:

Name and Age	Position(s) Held With Fund[1]	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Director [2]	Other Directorships Held By Director[3]
Independent Directors

Cheryl Creuzot Age: 63	Director	2022 – Present	President and Chief Executive Officer of Wealth Development Strategies, LLC (2012-2019); President Emeritus, Wealth Development Strategies LLC (2019-Present).	36	Director, The Bancorp, Inc. – Audit and Risk Committees (2021-Present); Director, Amegy Bank (2021); Director, The Frenchy’s Companies (2013-Present); Commissioner, Port of Houston – Audit, Governance, Dredge Task Force and Community Relations Committees (2020 -Present); Executive Committee Member, MD Anderson University Cancer Foundation Board of Visitors (2010-Present); Director, Unity National Bank – Chair of Compliance, Audit, and Investment Committees (2008-2015).

Name and Age	Position(s) Held With Fund[1]	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Director [2]	Other Directorships Held By Director[3]

Darlene T. DeRemer Age: 66	Director	2022 – Present	Managing Partner, Grail Partners LLC (2005-2019).	36	Trustee, ARK ETF Trust (2014-Present); Trustee, Member of Investment and Endowment Committee of Syracuse University (2010-Present); Director, Alpha Healthcare Acquisition Corp. III (2021-Present); Interested Trustee, Esoterica Thematic Trust (2020-2021); Interested Trustee, American Independence Funds (2015-2019); Trustee, Risk X Investment Funds (2016-2020); Director, United Capital Financial Planners (2008-2019); Director, Hillcrest Asset Management (since 2007); Board Member, Confluence Technologies LLC (2018-2021).

Eileen A. Kamerick Age: 64	Director	2022 – Present	Chief Executive Officer, The Governance Partners, LLC (consulting firm) (2015-Present); National Association of Corporate Directors Board Leadership Fellow (2016-Present, with Directorship Certification since 2019 and NACD 2022 Directorship 100 honoree); Adjunct Professor, Georgetown University Law Center (2021-Present); Adjunct Professor, The University of Chicago Law School (2018-Present); Adjunct Professor University of Iowa College of Law (2007 – present); formerly, Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012).	36	Director of the Legg Mason Closed-End Funds (2013-Present); Director of ACV Auctions Inc. (2021-Present); Director of Hochschild Mining plc (precious metals company) (2016-Present); Director of Associated Banc-Corp (financial services company) (2007-Present); formerly, Director of Anchor Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Series, Inc. and SunAmerica Specialty Series (2018-2022).

In the subsection of the SAI entitled “Management of VC I – Leadership Structure of the Board,” the fourth sentence of the first paragraph is deleted in its entirety and replaced with the following:

The Board is presently composed of ten members, eight of whom are Independent Directors.

The subsection of the SAI entitled “Management of VC I – Board and Committees” is supplemented by adding the following:

Cheryl Creuzot. Ms. Creuzot has served as Director since 2022. Ms. Creuzot was formerly the President and Chief Executive Officer and Principal of Wealth Development Strategies, LLC and Wealth Development Investment Advisory, LLC, both Financial Industry Regulatory Authority and SEC regulated, financial advisory firms. Ms. Creuzot also has substantial experience serving on non-profit boards, and has significant securities and financial planning experience.

Darlene T. DeRemer. Ms. DeRemer has served as Director since 2022. Ms. DeRemer was formerly Managing Partner of Grail Partners, an advisory merchant bank serving the investment management industry. Prior to becoming an investment banker at Putnam Lovell NBF in 2003, Ms. DeRemer spent twenty-five years as a leading adviser to the financial services industry. Ms. DeRemer also has substantial experience serving on investment company boards and currently serves as Chair of ARK ETF Trust.

Eileen A. Kamerick. Ms. Kamerick has served as Director since 2022. Ms. Kamerick has substantial experience in business and finance, including financial reporting, and experience as a board member of a highly regulated financial services company. Ms. Kamerick also has substantial experience serving on investment company boards and is currently a board member of the Legg Mason Closed End Funds, for which she serves as audit committee financial expert.

In the subsection of the SAI entitled “Management of VC I – Board and Committees,” the penultimate paragraph is deleted in its entirety and replaced with the following:

The Compliance and Ethics Committee is comprised of all Independent Directors, with Dr. Craven as chair. The Compliance and Ethics Committee addresses issues that arise under the Code of Ethics for the Principal Executive and Principal Accounting Officers as well as any material compliance matters arising under Rule 38a-1 policies and procedures as approved by the Board. During the fiscal year ended May 31, 2022, the Compliance and Ethics Committee held 1 meeting.

Fundamental Investment Restrictions

The subsection of the SAI entitled “Investment Restrictions – Fundamental Investment Restrictions” is deleted in its entirety and replaced with the following:

Each Fund may not:

1.

Borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.

Engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.

Lend money or other assets except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.

Issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.

Purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.

Purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.

All Funds, except the Global Real Estate Fund and Nasdaq-100® Index Fund: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

8.

Global Real Estate Fund: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund will concentrate its investments in the real estate industry.

9.

Nasdaq-100® Index Fund: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except to approximately the same extent that its benchmark index is concentrated in one or more particular industries.

The Funds’ fundamental investment restrictions will be interpreted broadly. For example, the restrictions will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

The following descriptions of the 1940 Act may assist investors in understanding the above restrictions.

With respect to fundamental investment restriction number 1 above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to an additional 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings (other than the 5% temporary borrowings); provided that in the event that the Fund’s asset coverage falls below 300%, the Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. The investment restriction will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowings to the extent consistent with the 1940 Act and applicable SEC and SEC staff interpretive positions and guidance. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending are not considered to be borrowings under the restriction. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the restriction to the extent consistent with applicable SEC and SEC staff interpretive positions and guidance.

With respect to fundamental investment restriction number 2 above, the 1940 Act permits a Fund to engage in the underwriting business or underwrite the securities of other issuers within certain limits. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund if it invests in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, investment restriction number 2 above will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to fundamental investment restriction number 3 above, the 1940 Act permits a Fund to make loans within certain limits. The fundamental investment restriction permits a Fund to engage in securities lending, enter into repurchase agreements, acquire debt and other securities (to the extent deemed lending) and allows the Fund to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act. SEC staff interpretations currently prohibit funds from lending portfolio securities of more than one-third of their total assets. The fundamental investment restriction will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans under the restriction.

With respect to fundamental investment restriction number 4, the 1940 Act prohibits a Fund from issuing “senior securities,” which are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets, except that a Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. A Fund also may borrow up to an additional 5% of its total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of the Fund through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets. The fundamental investment restriction will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to fundamental investment restriction number 5, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid investments it may purchase (real estate is generally considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the Liquidity Rule limits a Fund’s acquisition of any illiquid investment, if at any time, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The restriction will be interpreted to permit a Fund to invest in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to fundamental investment restriction number 6, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies). However, a Fund is limited in the amount of illiquid investments it may purchase. To the extent that investments in commodities are considered illiquid, the Liquidity Rule limits a Fund’s acquisition of any illiquid investment, if at any time, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The restriction will be interpreted to permit investments in exchange-traded funds that invest in physical and/or financial commodities.

With respect to fundamental investment restriction numbers 7 through 9, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The fundamental investment restriction will be interpreted to refer to concentration as it may be determined from time to time. The fundamental investment restriction also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (other than private activity municipal debt securities whose principal and interest payments are derived principally from the revenues and the assets of a non-governmental user); and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Finally, the restriction will be interpreted to give broad authority to the Funds as to how to classify issuers within or among industries. The Dynamic Allocation Fund and the Lifestyle Funds do not consider investment companies to be an industry for purposes of this restriction and the investment by a Fund in an Underlying Fund that concentrates its investments in a particular industry or group of industries will not be considered an investment by the Fund in that particular industry or group of industries.

Elimination of Non-Fundamental Investment Restrictions

In the subsection of the SAI entitled “Investment Restrictions,” the second and third paragraphs are deleted in their entirety and replaced with the following:

The fundamental investment restrictions and operating policies of each Fund are listed below. The percentage limitations referenced in some of the restrictions are to be determined at the time of purchase. However, percentage limitations for illiquid investments and borrowings apply at all times. Calculation of each Fund’s total assets for compliance with any of the investment restrictions or any other restrictions will not include cash collateral held in connection with securities lending activities.

The subsection of the SAI entitled “Investment Restrictions – Non-Fundamental Investment Restrictions” is deleted in its entirety.

Other Changes

The first paragraph of the subsection of the SAI entitled “Investment Practices – Other Investment Companies” is deleted in its entirety and replaced with the following:

Each Fund, other than the Government Securities Fund and High Yield Bond Fund, may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), up to the maximum extent permissible under the 1940 Act. Investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act. Except for investments in money market funds permitted by Rule 12d1-1, Section 12(d) of the 1940 Act prohibits a Fund from acquiring more than 3% of the voting shares of any other investment company, and prohibits more than 5% of a Fund’s total assets being invested in securities of any one investment company or more than 10% of its total assets being invested in securities of all investment companies, unless the Fund is able to rely on and meet the requirements of one or more rules under the 1940 Act that permit investments in other investment companies in excess of these limits. In addition, to the extent a Fund has knowledge that its shares are purchased by another investment company in reliance on the provisions of paragraph (G) of Section 12(d)(1) of the 1940 Act, the Fund will not acquire shares of other affiliated or unaffiliated registered open-end investment companies or registered unit investment trusts in reliance on paragraph (F) or (G) of Section 12(d)(1) of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Investments in other investment companies are subject to market and selection risk.

The line item entitled “Foreign Securities (including non-U.S. denominated)” in Appendix B of the SAI is deleted in its entirety and replaced with the following:

	Aggressive Growth Lifestyle Fund	Asset Allocation Fund	Blue Chip Growth Fund	Capital Appreciation Fund	Conservative Growth Lifestyle Fund	Core Bond Fund	Dividend Value Fund	Dynamic Allocation Fund	Emerging Economies Fund
Foreign Securities (including non-U.S. denominated)	N	Y (40%)	Y (20%)	Y (20%)	N	Y (40%)	Y (35%)	N	Y (100%)

	Global Real Estate Fund	Global Strategy Fund	Government Securities Fund	Growth Fund	High Yield Bond Fund	Inflation Protected Fund	International Equities Index Fund	International Government Bond Fund	International Growth Fund
Foreign Securities (including non-U.S. denominated)	Y (75%)	Y (100%)	Y (20%)	Y (20%)	Y (35%)	Y (50%)	Y (100%)	Y (100%)	Y (100%)

	International Opportunities Fund	Internationally Socially Responsible Fund	International Value Fund	Large Capital Growth Fund	Mid Cap Index Fund	Mid Cap Strategic Growth Fund	Mid Cap Value Fund	Moderate Growth Lifestyle Fund	Nasdaq-100® Index Fund
Foreign Securities (including non-U.S. denominated)	Y (100%)	Y (100%)	Y (100%)	Y (25%)	Y (20%)	Y (25%)	Y (20%)	N	Y (20%)

	Science & Technology Fund	Small Cap Growth Fund	Small Cap Index Fund	Small Cap Special Values Fund	Small Cap Value Fund	Stock Index Fund	Systematic Core Fund	Systematic Value Fund	U.S. Socially Responsible Fund
Foreign Securities (including non-U.S. denominated)	Y (50%)	Y (25%)	Y (20%)	Y (20%)	Y (25%)	Y (20%)	Y (35%)	Y (20%)	Y (20%)

Capitalized terms used herein but not defined shall have the meanings assigned to them in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.